Exhibit 21
Dell Inc. Subsidiary List

Other U.S. Entities	Jurisdiction

Alienware Corporation	Florida
Alienware Labs Corporation	Florida
ASAP Software Express Inc.	Illinois
Boomi, Inc	Delaware
Bracknell Boulevard (Block C) L.L.C.	Delaware
Bracknell Boulevard (Block D) L.L.C.	Delaware
Compellent Technologies Inc.	Delaware
DCC Executive Security Inc.	Delaware
Dell America Latina Corp.	Delaware
Dell Asset Revolving Trust	Delaware
Dell Asset Securitization GP L.L.C.	Delaware
Dell Asset Securitization Holding L.P.	Delaware
Dell Colombia Inc.	Delaware
Dell Computer Holdings L.P.	Texas
Dell Conduit Funding L.P.	Delaware
Dell Conduit GP L.L.C.	Delaware
Dell DFS Corporation	Delaware
Dell DFS Holdings L.L.C.	Delaware
Dell Equipment Funding L.P.	Delaware
Dell Equipment GP L.L.C	Delaware
Dell Federal Systems Corporation	Delaware
Dell Federal Systems GP L.L.C.	Delaware
Dell Federal Systems L.P.	Texas
Dell Federal Systems LP L.L.C.	Delaware
Dell Financial Services L.L.C.	Delaware
Dell Funding L.L.C.	Nevada
Dell Global Holdings IV L.L.C.	Delaware
Dell Global Holdings IX L.L.C.	Delaware
Dell Global Holdings L.L.C.	Delaware
Dell Global Holdings VI L.L.C.	Delaware
Dell Global Holdings VII L.L.C.	Delaware
Dell Global Holdings VIII L.L.C	Delaware
Dell International Holdings I L.L.C.	Delaware
Dell International L.L.C.	Delaware
Dell Marketing Corporation	Delaware
Dell Marketing GP L.L.C.	Delaware
Dell Marketing L.P.	Texas
Dell Marketing LP L.L.C.	Delaware
Dell Products Corporation	Delaware
Dell Products GP L.L.C.	Delaware
Dell Products L.P.	Delaware
Dell Products LP L.L.C.	Texas
Dell Protective Services Inc.	Delaware
Dell Receivables Corporation	Delaware

Other U.S. Entities	Jurisdiction

Dell Receivables GP L.L.C.	Delaware
Dell Receivables L.P.	Delaware
Dell Receivables LP L.L.C.	Texas
Dell Revolver Company L.P.	Delaware
Dell Revolver Funding L.L.C.	Delaware
Dell Revolver GP. L.L.C.	Nevada
Dell Product and Process Innovation Services Corp.	Delaware
Dell USA Corporation	Delaware
Dell USA GP L.L.C.	Delaware
Dell USA L.P.	Texas
Dell USA LP L.L.C.	Delaware
Dell World Trade Corporation	Delaware
Dell World Trade GP L.L.C.	Delaware
Dell World Trade L.P.	Texas
Dell World Trade LP L.L.C.	Delaware
DFS Equipment Holdings, L.P.	Delaware
DFS Equipment Remarketing LLC	Delaware
DFS Funding L.L.C.	Delaware
DFS-SPV L.L.C.	Delaware
Force10 Networks, Inc.	Delaware
Turin Networks International, Inc.	Delaware
Force10 Networks Global, Inc.	Delaware
Force10 Networks International, Inc.	Delaware
InSIte One, Inc.	Delaware
License Technologies Group, Inc.	Delaware
Perot Systems Application Solutions Inc.	Delaware
Perot Systems Communications Services, Inc.	Delaware
Perot Systems Corporation	Delaware
Perot Systems Government Healthcare Solutions, Inc.	Delaware
Perot Systems Government Services, Inc.	Virginia
Perot Systems Government Solutions, Inc.	Delaware
Perot Systems Healthcare Solutions, Inc.	Massachusetts
Perot Systems Revenue Cycle Solutions, Inc.	Delaware
PrSM Corporation	Tennessee
PSC GP Corporation	Delaware
PSC Healthcare Software, Inc.	Delaware
PSC LP Corporation	Delaware
PSC Management Limited Partnership	Texas
QSS Group, Inc.	Maryland
SecureWorks Holding Corp.	Georgia
SecureWorks Inc.	Georgia
Transaction Applications Group, Inc.	Nebraska

Americas International	Jurisdiction

Alienware Latin America, S.A	Costa Rica
Canada Branch of Perot Systems Corporation	Canada
Corporacion Dell de Venezuela SA	Canada
Dell DFS Canada Inc.	Venezuela
Dell America Latina Corp., Argentina Branch	Argentina
Dell Canada Inc.	Canada
Dell Colombia Inc., Colombia Branch	Colombia
Dell Computadores do Brasil Ltda.	Brazil
Dell Computer de Chile Ltda.	Chile
Dell Computer Services de Mexico SA de CV	Mexico
Dell Export Sales Corporation	Barbados
Dell Global Holdings III L.P.	Cayman Islands
Dell Global Holdings Ltd.	Cayman Islands
Dell Guatemala Ltda	Guatemala
Dell Honduras S de RL de CV	Honduras
Dell Mexico, S.A. de C.V.	Mexico
Dell Panama S. de R.L.	Panama
Dell Perú, SAC	Peru
Dell Puerto Rico Corp.	Puerto Rico
Dell Quebec Inc.	Canada
Dell Technology Services Inc. S.R.L.	Costa Rica
Dell Trinidad and Tobago Limited	Trinidad and Tobago
Force10 Networks Mexico SA de CV	Mexico
Force10 International, Ltd.	Cayman Islands
Perot Systems TSI (Bermuda) Ltd.	Bermuda
TXZ Holding Company Limited	Bermuda

Europe, Middle East & Africa	Jurisdiction

26éme Avenue SAS	France
Abu Dhabi Branch of PSC Healthcare Software, Inc.	Abu Dhabi
Alienware Limited	Ireland
Bracknell Boulevard Management Company Limited	United Kingdom
Branch of Dell (Free Zone Company L.L.C.)	Saudi Arabia
Compellent Technologies International Ltd.	UK
Compellent Technologies Netherlands BV	Netherlands
Compellent Technologies Germany GmbH	Germany
Compellent Technologies France Sarl	France
Compellent Technologies Italy Srl	Italy
Dell A.B.	Sweden
Dell A.S.	Norway
Dell A/S	Denmark
Dell Asia B.V.	Netherlands
Dell B.V.	Netherlands
Dell Computer (Proprietary) Ltd	South Africa
Dell Computer EEIG	United Kingdom
Dell Computer International (II) – Comercio de Computadores Sociedade Unipessoal Lda	Portugal
Dell Computer S.A.	Spain
Dell Computer spol. sro	Czech Republic
Dell Corporation Limited	United Kingdom
Dell Corporation Limited – Northern Ireland Place of Business	Northern Ireland
Dell DFS Holdings Kft.	Hungary
Dell DFS Ltd. - Spain Branch	Spain
Dell DFS Ltd	Ireland
Dell Direct	Ireland
Dell Distribution (EMEA) Limited External Company (Ghana)	Ghana
Dell Distribution Maroc (Succ)	Morocco
Dell Emerging Market (EMEA) Ltd (Russia Representative Office)	Russia
Dell Emerging Markets (EMEA) Limited	United Kingdom
Dell Emerging Markets (EMEA) Limited – Egypt Representative Office	Egypt
Dell Emerging Markets (EMEA) Limited – Representative Office	Romania
Dell Emerging Markets (EMEA) Limited – Representative Office (Jordan)	Jordan
Dell Emerging Markets (EMEA) Limited – Representative Office (Republic of Croatia)	Croatia
Dell Emerging Markets (EMEA) Limited (Kazakhstan Representative Office)	Kazakhstan
Dell Emerging Markets (EMEA) Limited (Uganda Representative Office)	Uganda
Dell Emerging Markets (EMEA) Limited Magyarorszagi Kereskedelmi Kepviselet – Rep. Office	Hungary
Dell Emerging Markets (EMEA) Limited Representative Office - Lebanon	Lebanon
Dell Emerging Markets (EMEA) Limited Trade Representative Office (Bulgaria)	Bulgaria
Dell FZ – LLC	U.A.E.
Dell FZ-LLC – Bahrain Branch	Bahrain
Dell FZ -LLLC – Qatar Branch	Qatar
Dell Gesm.b.H.	Austria
Dell Global B.V.	Netherlands
Dell Global Holdings II BV	Netherlands
Dell Global Holdings III BV	Netherlands
Dell Global International BV	Netherlands
Dell GmbH	Germany

Europe, Middle East & Africa	Jurisdiction

Dell Halle GmbH	Germany
Dell Hungary Technology Solutions Trade LLC	Hungary
Dell III – Comercio de Computadores, Unipessoal LDA	Portugal
Dell International Holdings IX B.V.	Netherlands
Dell International Holdings Kft.	Hungary
Dell International Holdings SAS	France
Dell International Holdings VIII B.V.	Netherlands
Dell International Holdings X B.V.	Netherlands
Dell International Holdings XII Coöperatoef U.A.	Netherlands
Dell International Services SRL	Romania
Dell L.L.C.	Russia
Dell N.V.	Belgium
Dell Products	Ireland
Dell Products (Europe) B.V.	Netherlands
Dell Products (Poland) Sp. z o.o	Poland
Dell Products Manufacturing Ltd.	Ireland
Dell Research	Ireland
Dell (Switzerland) GmbH	Switzerland
Dell S.A.	Switzerland
Dell S.A.	France
Dell S.p.A.	Italy
Dell s.r.o.	Slovakia
Dell SA	Luxembourg
Dell SAS	Morocco
Dell Services S.r.l.	Italy
Dell Solutions (UK) Ltd.	United Kingdom
Dell Sp.z.o.o.	Poland
Dell Taiwan B.V.	Netherlands
Dell Technology & Solutions (Nigeria) Limited	Nigeria
Dell Technology & Solutions Israel Ltd.	Israel
Dell Technology & Solutions Ltd. (Formerly Original Solutions Limited)	Ireland
Dell Technology Products and Services S.A	Greece
Dell Teknoloji Limited Şirketi	Turkey
DFS BV	Netherlands
DIH IX CV	Netherlands
DIH VI CV	Netherlands
DIH VII CV	Netherlands
DIH VIII CV	Netherlands
Force10 Networks France SARL	France
Force10 Networks Germany (Branch)	Germany
Force10 Networks Spain (Rep office)	Spain
Force10 Networks Ltd.	UK
LLC Dell Ukraine	Ukraine
Oy Dell A.B.	Finland
Dell Services GmbH (FKA. Perot Systems (Germany) GmbH)	Germany
Perot Systems (Slovakia) s.r.o.	Slovakia
Perot Systems (Switzerland) GmbH	Switzerland
Perot Systems (UK) Ltd.	United Kingdom

Europe, Middle East & Africa	Jurisdiction

Perot Systems B.V.	Netherlands
Perot Systems Europe Limited	United Kingdom
Perot Systems Investments B.V.	Netherlands
Perot Systems Nederland B.V.	Netherlands
Perot Systems S.r.l.	Italy
Perot Systems TSI (Hungary) Liquidity Management LLC	Hungary
Perot Systems TSI (Mauritius) Pvt. Ltd.	Mauritius
Perot Systems TSI (Middle East) FZ-LLC	U.A.E.
Perot Systems TSI (Netherlands) B.V.	Netherlands
SCI Siman	France
SecureWorks UK Ltd.	UK
SecureWorks UK Ltd. - Finland Branch	Finland

Asia-Pacific & Japan	Jurisdiction

Alienware Corporation (Pacific Rim), Pty Ltd.	Australia
Australia Branch of Perot Systems (Singapore) Pte. Ltd.	Australia
Bearing Point Management Consulting (Shanghai) Ltd.	China
Dell (China) Company Limited	China
Dell (China) Company Limited, Beijing Branch	China
Dell (China) Company Limited, Beijing Liaison Office	China
Dell (China) Company Limited, Chengdu Branch	China
Dell (China) Company Limited, Chengdu Liaison Office	China
Dell (China) Company Limited, Dalian Branch	China
Dell (China) Company Limited, Guangzhou Branch	China
Dell (China) Company Limited, Guangzhou Liaison Office	China
Dell (China) Company Limited, Hangzhou Liaison Office	China
Dell (China) Company Limited, Nanjing Liaison Office	China
Dell (China) Company Limited, Shanghai Branch	China
Dell (China) Company Limited, Shanghai Liaison Office	China
Dell (China) Company Limited, Shenzhen Liaison Office	China
Dell (China) Company Limited, Xiamen Branch	China
Dell (Thailand) Co., Ltd.	Thailand
Dell (Xiamen) Company Limited	China
Dell (Xiamen) Company Limited, Dalian Branch	China
Dell Asia Holdings Pte. Ltd.	Singapore
Dell Asia Pacific Sdn Bhd (Pakistan Liaison Office)	Pakistan
Dell Asia Pacific Sdn.	Malaysia
Dell Asia Pacific Sdn. Philippines Representative Office	Philippines
Dell Asia Pte. Ltd.	Singapore
Dell Australia Pty. Limited	Australia
Dell B.V., Taiwan Branch	Taiwan
Dell Global B.V., Singapore Branch	Singapore
Dell Global Business Center Sdn. Bhd.	Malaysia
Dell Global BV (Bangladesh Representative Office)	Bangladesh
Dell Global BV (Indonesia Representative Office)	Indonesia
Dell Global BV (Pakistan Liaison Office)	Pakistan
Dell Global BV (Philippines Representative Office)	Philippines
Dell Global BV (Sri-Lanka Representative Office)	Sri Lanka
Dell Global BV (Vietnam Representative Office)	Vietnam
Dell Global Procurement Malaysia Sdn. Bhd.	Malaysia
Dell Global Pte. Ltd.	Singapore
Dell Hong Kong Limited	Hong Kong
Dell India Private Ltd.	India
Dell India (Sales & Marketing) Private Limited	India
Dell International Inc.	South Korea
Dell International Services Philippines Inc.	Philippines
Dell Japan Inc.	Japan
Dell New Zealand Limited	New Zealand
Dell Procurement (Xiamen) Company Limited	China
Dell Procurement (Xiamen) Company Limited, Shanghai Branch	China
Dell Procurement (Xiamen) Company Limited, Shenzhen Liaison Office	China
Dell Sales Malaysia Sdn Bhd	Malaysia

Asia-Pacific & Japan	Jurisdiction

Dell Singapore Pte. Ltd.	Singapore
Dell Taiwan B.V., Taiwan Branch	Taiwan
EqualLogic Japan Company Limited	Japan
Turin Networks India Pvt. Ltd.	India
Force10 Networks India Pvt. Ltd.	India
Force10 Networks Australia Pty. Ltd.	Australia
Force10 Networks Singapore Pte. Ltd.	Singapore
Force10 Networks (Shanghai) Ltd.	China
Force10 Networks Malaysia (Branch)	Malaysia
Force10 Networks Hong Kong (Branch)	Hong Kong
Force10 Networks Korea YH	Korea
Force10 Networks KK	Japan
Ocarina Networks India Pvt. Ltd.	India
Perot Systems (Malaysia) Sdn. Bhd.	Malaysia
Perot Systems (Shanghai) Consulting Co., Limited	China
Perot Systems (Singapore) Pte. Ltd.	Singapore
Perot Systems Holdings Pte. Ltd	Singapore
Dell International Services India Private Limited (f.k.a. Perot Systems TSI (India) Private Limited)	India
Dell (Chengdu) Company Limited	China
Dell Services (China) Company Limited	China
Dell Information Technology (Hunan) Company Limited	China
PT Dell Indonesia	Indonesia